Schedule of Investments - September 30, 2022
Hotchkis & Wiley Value Opportunities Fund (Unaudited)

		Shares
COMMON STOCKS - 95.44%		Held		Value
COMMUNICATION SERVICES - 10.77%
Entertainment - 1.00%
Warner Bros. Discovery, Inc. (a)		371,600		$4,273,400

Interactive Media & Services - 3.04%
Alphabet, Inc. (a)		94,300		9,019,795
Twitter, Inc. (a)		89,000		3,901,760
				12,921,555
Media - 6.73%
News Corp.		397,600		6,007,736
Paramount Global (l)		103,900		1,978,256
Stagwell, Inc. (a)		2,972,300		20,657,485
				28,643,477
TOTAL COMMUNICATION SERVICES				45,838,432

CONSUMER DISCRETIONARY - 5.11%
Automobiles - 2.91%
General Motors Company		386,100		12,389,949

Hotels, Restaurants & Leisure - 1.11%
Accor SA (a) (v)		224,700		4,704,214

Internet & Catalog Retail - 0.45%
Redbubble Ltd. (a) (v)		4,782,949		1,912,265

Specialty Retail - 0.64%
The ODP Corp. (a)		77,070		2,709,011
TOTAL CONSUMER DISCRETIONARY				21,715,439

ENERGY - 17.14%
Energy Equipment & Services - 1.25%
Expro Group Holdings NV (a)		165,700		2,111,018
Mcdermott International Ltd. (a) (i)		2,266,028		1,019,713
NOV, Inc.		134,600		2,177,828
				5,308,559
Oil, Gas & Consumable Fuels - 15.89%
APA Corp.		117,400		4,013,906
Berry Corp.		1,023,000		7,672,500
Hess Corp.		121,400		13,231,386
Kosmos Energy Ltd. (a)		2,036,500		10,528,705
Murphy Oil Corp.		328,900		11,567,413
Range Resources Corp.		389,000		9,826,140
Shell PLC - ADR		216,500		10,773,040
				67,613,090
TOTAL ENERGY				72,921,649

FINANCIALS - 16.87%
Banks - 6.78%
Citigroup, Inc.		243,000		10,125,810
Popular, Inc.		95,800		6,903,348
Wells Fargo & Company		293,100		11,788,482
				28,817,640
Capital Markets - 6.84%
The Goldman Sachs Group, Inc.		18,200		5,333,510
Perella Weinberg Partners		399,600		2,529,468
Rothschild & Company (v)		363,500		11,882,022
State Street Corp.		153,800		9,352,578
				29,097,578
Consumer Finance - 2.72%
SLM Corp.		827,600		11,578,124

Insurance - 0.53%
Global Indemnity Group LLC		102,500		2,262,175
TOTAL FINANCIALS				71,755,517

INDUSTRIALS - 14.30%
Aerospace & Defense - 0.88%
Babcock International Group PLC (a) (v)		1,208,000		3,730,199

Air Freight & Logistics - 1.30%
Royal Mail PLC (v)		2,724,300		5,545,320

Construction & Engineering - 1.25%
Fluor Corp. (a)		213,900		5,323,971

Industrial Conglomerates - 7.09%
General Electric Company		487,400		30,174,934

Road & Rail - 3.78%
AMERCO		31,580		16,081,168
TOTAL INDUSTRIALS				60,855,592

INFORMATION TECHNOLOGY - 26.46%
Communications Equipment - 11.04%
F5, Inc. (a)		245,300		35,502,269
Telefonaktiebolaget LM Ericsson - ADR		2,000,000		11,480,000
				46,982,269
Electronic Equipment, Instruments & Components - 1.81%
Arrow Electronics, Inc. (a)		83,400		7,688,646

IT Services - 1.00%
Euronet Worldwide, Inc. (a)		56,000		4,242,560

Semiconductors & Semiconductor Equipment - 0.36%
Micron Technology, Inc.		30,700		1,538,070

Software - 12.25%
Microsoft Corp.		139,400		32,466,260
Oracle Corp.		154,000		9,404,780
Workday, Inc. (a)		67,300		10,244,406
				52,115,446
TOTAL INFORMATION TECHNOLOGY				112,566,991

MATERIALS - 3.42%
Chemicals - 3.25%
Iracore Investments Holdings, Inc. - Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)		32,422		9,530,123
Olin Corp.		61,400		2,632,832
UTEX Industries, Inc. (Acquired 05/11/2021, Cost $757,278) (a) (i) (m)		24,058		1,647,973
				13,810,928
Metals & Mining - 0.17%
Metals Recovery Holdings LLC (Acquired 07/24/2014 - 12/10/2019, Cost $7,295,703) (a) (f) (i) (m) (u)		7,042		721,342
TOTAL MATERIALS				14,532,270

REAL ESTATE - 1.37%
Real Estate Management & Development - 1.37%
Seritage Growth Properties (a) (l)		648,000		5,844,960
TOTAL REAL ESTATE				5,844,960

Total common stocks (Cost $454,680,989)				406,030,850

PREFERRED STOCKS - 0.16%
FINANCIALS - 0.16%
Thrifts & Mortgage Finance - 0.16%
Federal Home Loan Mortgage Corp. - Series K (a) (i)		33,300		153,846
Federal Home Loan Mortgage Corp. - Series N (a) (i)		116,400		452,796
Federal Home Loan Mortgage Corp. - Series S (a)		18,400		82,064
TOTAL FINANCIALS				688,706

Total preferred stocks (Cost $268,508)				688,706

CONVERTIBLE BONDS - 1.43%
COMMUNICATION SERVICES - 1.43%
Interactive Media & Services - 1.43%
Twitter, Inc.
0.250%, 06/15/2024		5,985,000		6,086,745
TOTAL COMMUNICATION SERVICES				6,086,745

Total convertible bonds (Cost $6,132,312)				6,086,745

TERM LOANS - 0.86%		Principal
ENERGY - 0.23%		Amount
Energy Equipment & Services - 0.23%
Lealand Finance Company BV
6.115% (1 Month LIBOR USD + 3.000%), 06/28/2024 (Acquired 06/30/2020, Cost $442,883) (b) (m)		$442,883		282,338
4.115% Cash and 3.000% PIK (1 Month LIBOR USD + 4.000%), 06/30/2025 (Acquired 06/30/2020 - 09/30/2022, Cost $1,476,887) (b) (m) (p)		1,383,830		704,023
TOTAL ENERGY				986,361

MATERIALS - 0.63%
Chemicals - 0.63%
Iracore International Holdings, Inc.
10.000% (1 Month LIBOR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $2,649,013) (b) (f) (i) (m) (u)		2,649,013		2,649,013
TOTAL MATERIALS				2,649,013

Total term loans (Cost $4,568,783)				3,635,374
		Contracts
		(100 shares	Notional
PURCHASED PUT OPTIONS - 0.76%		per contract)	Amount
CONSUMER DISCRETIONARY - 0.76%
Automobiles - 0.76%
Tesla, Inc. (a)
Expiration: June 2024, Exercise Price: $333.33		285	$7,559,625	3,232,185
TOTAL CONSUMER DISCRETIONARY				3,232,185

Total purchased put options (Cost $4,183,448)				3,232,185
Total long-term investments (Cost $469,834,040)				419,673,860

		Shares
COLLATERAL FOR SECURITIES ON LOAN - 1.34%		Held
Money Market Funds - 1.34%
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 2.88%^		5,710,025		5,710,025
Total collateral for securities on loan (Cost $5,710,025)				5,710,025

		Principal
SHORT-TERM INVESTMENTS - 1.46%		Amount
Time Deposits - 1.46%
Banco Bilbao Vizcaya Argentaria SA, 2.43%, 10/03/2022*		$6,219,992		6,219,992
BNP Paribas, 1.17%, 10/03/2022*	GBP	1		1
Citigroup, Inc., 0.29%, 10/03/2022*	EUR	3		3
Total short-term investments (Cost $6,219,996)				6,219,996

Total investments - 101.45% (Cost $481,764,061)				431,603,881

Liabilities in excess of other assets - (1.45)%				(6,167,755)

Net assets - 100.00%				$425,436,126

(a)	- Non-income producing security.
(b)	- The coupon rate shown on variable rate securities represents the rate at September 30, 2022.
(f)
 - Security was fair valued by the Advisor pursuant to procedures approved by the Trust’s Board of Trustees (the “Board”) and the Board’s designation of the Advisor as valuation designee with respect to the Fund’s portfolio investments. The total market value of these securities was $12,900,478, which represented 3.03% of net assets. See Security Valuation below.

(i)	- Illiquid security. The total market value of these securities was $16,174,806, which represented 3.80% of net assets.
(l)
- All or a portion of this security is on loan.  The total market value of securities on loan was $5,564,155.  The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m)
 - Restricted security.  Purchased in a private placement transaction; resale to the public may require registration.  The total market value of these securities was $15,534,812, which represented 3.65% of net assets.

(o)
 - Affiliated issuer.  An issuer in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer is an “affiliated” issuer as defined in the 1940 Act. A schedule of the Fund’s investments in securities of affiliated issuers held during the three months ended September 30, 2022, is set forth below:

					Net Change in
					Unrealized
	Value at			Net Realized	Appreciation/	Value at		Shares Held at
Issuer Name	June 30, 2022	Purchases	Sales	Gains (Losses)	Depreciation	September 30, 2022	Dividends	September 30, 2022
Iracore Investments Holdings, Inc.	$9,603,396	$-	$-	$-	$(73,273)	$9,530,123	$-	32,422
	$9,603,396	$-	$-	$-	$(73,273)	$9,530,123	$-

(p)	- Payment in-kind (PIK) security.
(u)	- Value determined using significant unobservable inputs.
(v)
 - Security was fair valued as a result of market movements following the close of local trading using a third-party vendor’s proprietary fair value pricing model.  The total market value of these securities was $27,774,020, which represented 6.53% of net assets.  See Security Valuation below.

ADR	- American Depositary Receipt
EUR	- Euro
GBP	- British Pound
LIBOR	- London Interbank Offered Rate
USD	- United States Dollar
^	- Rate shown is the 7-day yield as of September 30, 2022.
*	- Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company.  The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.  The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries.  Each stock that is classified will have a coding at all four of these levels.

Security Valuation. Portfolio securities that are listed on a U.S. stock exchange or The Nasdaq Stock Market (“NSM”) (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Foreign equity securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s net asset value. Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates as provided by an approved independent pricing service.

The Trust’s Board of Trustees (the “Board”) has designated Hotchkis & Wiley Capital Management, LLC (the “Advisor”) as the Fund’s “valuation designee” to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. The Advisor, as the Fund’s valuation designee, has established procedures for its fair valuation of the Fund’s portfolio investments, which address, among other things, determining when market quotations are not readily available or reliable and certain methodologies for the fair valuation of such portfolio investments, as well as the use and oversight of third-party pricing services.

Fixed-income securities are generally valued at their evaluated mean prices obtained from an approved independent pricing service.  Pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. If valuations from the pricing services are unavailable or deemed unreliable, the fixed-income security shall be priced according to the average of the bid and ask prices of broker quotes (or a single broker quote) for such security or the last sale price reported on FINRA’s Trade Reporting and Compliance Engine (“TRACE”) (excluding cross and retail trades).

For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange, the Fund generally utilizes an independent pricing service’s fair value price which is designed to capture events occurring after a foreign exchange closes that may affect the value of certain portfolio holdings traded on those foreign exchanges. When this fair value pricing is employed, the value of the portfolio holdings used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following three broad categories:

• Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
• Level 2—Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
• Level 3—Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of the Fund’s assets as of September 30, 2022:

Level 1 --- Quoted prices in an active market:
Common Stocks	$365,337,679
Preferred Stocks	452,796
Purchased Put Options	3,232,185
Money Market Funds	5,710,025
Time Deposits	6,219,996
Level 2 --- Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	6,616,479
Energy	1,019,713
Financials	11,882,022
Industrials	9,275,519
Materials	1,647,973
Preferred Stocks:
Financials	235,910
Convertible Bonds	6,086,745
Term Loans	986,361
Level 3 --- Significant unobservable inputs:
Common Stocks:
Materials	10,251,465
Term Loans	2,649,013

Total Investments	$431,603,881

The following table provides information about the Level 3 values, as well as their inputs, as of September 30, 2022:

	Fair Value at September 30, 2022	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input

Common Stocks	$9,530,123	Market comparable companies	EBIT multiple	7.6x - 13.4x	Increase
	721,342	Transaction price**	N/A	$102.43	Increase
Total Common Stocks	10,251,465

Term Loans	2,649,013	Market comparable securities	N/A	$100.00	Increase
	$12,900,478

* Unobservable inputs were weighted by the fair value of the investments.
** Fair value was determined based on recent acquisition or offer as the best measure of fair value with no material changes in operations of the related company since the transaction date.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Term Loans	Total
Balance at June 30, 2022	$10,725,797	$2,649,013	$13,374,810
Purchases	-	-	-
Sales	-	-	-
Accrued discounts (premiums)	-	-	-
Realized gains (losses)	-	-	-
Change in unrealized appreciation/depreciation	(474,332)	-	(474,332)
Transfers into Level 3	-	-	-
Balance at September 30, 2022	$10,251,465	$2,649,013	$12,900,478

Change in unrealized appreciation/depreciation for Level 3 assets held at September 30, 2022	$(474,332)	$-	$(474,332)

Commitments. Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged.  At September 30, 2022, the Fund did not have any outstanding bridge loan commitments.  Unfunded loan commitments are contractual obligations for funding to a borrower. At September 30, 2022, the Fund did not have any outstanding unfunded loan commitments.